UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20459

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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PAB BANKSHARES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PAB BANKSHARES, INC.
3250 North Valdosta Road
Valdosta, Georgia 31602
(229) 241-2775
 _______________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 25, 2004
_______________

To the Shareholders of PAB Bankshares, Inc.:

The Annual Meeting of Shareholders (the "Annual Meeting") of PAB Bankshares, Inc. (the "Company") will be held at the Company's offices, 3250 North Valdosta Road, Valdosta, Georgia 31602 on Tuesday, May 25, 2004 at 10:00 a.m., local time, for the following purposes:

1.   To elect four members to the Board of Directors to serve three-year terms expiring at the Annual Meeting of Shareholders in 2007; and

2.   To consider such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

The Board of Directors has set April 5, 2004 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors

James L. Dewar, Jr.
Chairman of the Board

Valdosta, Georgia
April 16, 2004

YOUR PROXY IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY COMPLETING, SIGNING AND MAILING THE ENCLOSED PROXY CARD TO THE COMPANY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE. YOUR PROXY MAY BE REVOKED, IF YOU CHOOSE, AT ANY TIME PRIOR TO THE VOTE BEING TAKEN AT THE ANNUAL MEETING.

PAB BANKSHARES, INC.
3250 North Valdosta Road
Valdosta, Georgia 31602
(229) 241-2775

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To be held on May 25, 2004

GENERAL INFORMATION

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of PAB Bankshares, Inc. (the "Company") of proxies from the shareholders of the Company for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, May 25, 2004 at 10:00 a.m., local time, at the Company's offices, 3250 North Valdosta Road, Valdosta, Georgia 31602. The Company operates through its bank subsidiary, The Park Avenue Bank (the "Bank").

The enclosed proxy is for use at the Annual Meeting if a shareholder is unable to attend the Annual Meeting in person or wishes to have his or her shares voted by proxy, even if he or she attends the Annual Meeting. The proxy may be revoked by the person giving it at any time before its exercise, either by notice to the Secretary of the Company, by submitting a proxy having a later date, or by such person appearing at the Annual Meeting and electing to vote in person. All shares represented by valid proxies received pursuant to this solicitation and not revoked before their exercise will be voted in the manner specified therein. If a proxy is signed and no specification is made, the shares represented by the proxy will be voted in favor of each of the proposals described in this Proxy Statement and in accordance with the best judgment of the persons exercising the proxy with respect to any other matters properly presented for action at the Annual Meeting.

This Proxy Statement and the enclosed proxy are being mailed to the Company's shareholders on or about April 16, 2004.

The Board of Directors of the Company has set April 5, 2004 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. As of March 26, 2004, there were 9,513,900 shares of common stock of the Company issued and outstanding.

In order to establish a quorum for the transaction of business at the Annual Meeting, the holders of the majority of the outstanding shares of common stock of the Company entitled to vote at the Annual Meeting must be present in person or represented by proxy. Abstentions will be treated as present for purposes of determining a quorum. Shares held by a broker as nominee (i.e., in "street name") that are represented by proxies at the Annual Meeting, but that the broker fails to vote on one or more matters as a result of incomplete instructions from a beneficial owner of the shares ("broker non-votes"), will also be treated as present for quorum purposes. Each share of common stock of the Company is entitled to one vote on each matter to come before the Annual Meeting.

In addition to this solicitation by mail, the officers and employees of the Company, without additional compensation, may solicit proxies in favor of the proposals if deemed necessary, by personal contact, letter, telephone or other means of communication. Brokers, nominees and other custodians and fiduciaries will be requested to forward proxy solicitation material to the beneficial owners of the shares of common stock of the Company where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The costs of solicitation of proxies for the Annual Meeting will be borne by the Company.

PROPOSAL ONE:
ELECTION OF DIRECTORS

The Company's Board of Directors has nominated four persons for election as directors at the Annual Meeting to hold office until the 2007 Annual Meeting of Shareholders. Each person nominated shall hold office until the term of the class of directors for which he has been elected expires and until his successor is duly elected and qualified, or until his earlier death, resignation, incapacity to serve, or removal.

The members of the Company's Board of Directors are elected by the shareholders. The directorships of the Company are divided into three classes, with the members of each class generally serving three-year terms. The Company's Board of Directors presently consists of 12 members.

Vote Required

If for any reason any nominee should become unable or unwilling to accept nomination or election, the persons voting the proxies will vote for the election of another nominee designated by the Company's Board of Directors. Management of the Company has no reason to believe that any nominee will not serve, if elected. With regard to the election of directors, votes may be cast for, or votes may be withheld from, each nominee. The proposal to elect directors to serve as members of the Company's Board of Directors requires the affirmative vote of a plurality of the shares of common stock of the Company present in person or represented by proxy at the Annual Meeting. Votes that are withheld, abstentions, and broker non-votes will have no effect on the election of directors.

Nominations for Election and Information Regarding Directors

Set forth below is information about each nominee for election to a term as a director and each incumbent director whose term of office expires at the Annual Meetings of Shareholders in 2005 or 2006.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ELECT AS DIRECTORS THE NOMINEES NAMED BELOW.

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Nominee Directors Terms Expiring at the 2007 Annual Meeting of Shareholders

BILL J. JONES
Director since 1998
Age 75

In 1987, Mr. Jones retired as President and Chief Executive Officer of Citizens & Southern National Bank, Decatur County, after 36 years in the banking business. He was a director and Vice Chairman of First Community Bank of Southwest Georgia from 1998 until June 2001. Mr. Jones was Chairman of the Board of Directors of Investors Financial Corp. and Bainbridge National Bank from 1991 to 1998, when they were acquired by the Company. In 2001, Mr. Jones was elected director of the Bank. Mr. Jones has been Chairman of the Company's Audit Committee since 1999 and was a member of its Executive Committee from 2000 until it was dissolved by the Board of Directors in 2001. Mr. Jones has been appointed to serve on the Company's newly formed Nominating and Governance Committee.

JAMES B. LANIER, JR.
Director since 1998
Age 57

Since 1974, Mr. Lanier has been President and owner of Lanier Appraisals, Inc., a real estate appraisal firm, and Secretary-Treasurer and a partner in Lanier-Brookins, Inc., a forestry consulting firm. He was elected a director of the Bank in 2001 and was a founding director of Eagle Bank & Trust, where he was Chairman of the Board of Directors from 1997 until its merger into the Bank on January 11, 2002. Mr. Lanier has been a member of the Company's Audit Committee since April 1, 2002 and was a member of its Executive Committee from 1998 until it was dissolved by the Board of Directors in 2001.

F. FERRELL SCRUGGS, SR.
Director since 1989
Age 65

Mr. Scruggs was the Vice President and Secretary of Civiltec, Inc., a road construction company, from 2002 until 2003. Mr. Scruggs was also Chairman of the Board of Directors of the Scruggs Company, another construction business, from 1995 until 2002 and was President and Chief Operating Officer of the Scruggs Company for the 30 years prior to 1995. Mr. Scruggs was a director of the Bank from 1989 until 1999 and was reelected a director in 2001. He has been Chairman of the Company's Loan Committee since 2002 and was a member of the Company's Executive Committee from 1989 until it was dissolved by the Board of Directors in 2001. Mr. Scruggs has been appointed Chairman of the newly formed Nominating and Governance Committee.

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JOHN M. SIMMONS, III
Director since 1998
Age 65

Mr. Simmons is Chairman of the Board of Directors of Elberta Crate and Box Company and has been employed by Elberta Crate and Box Company since 1961. He was elected a director of the Bank in 2001 and was a director of First Community Bank of Southwest Georgia from 1998 until its merger into the Bank on April 30, 2002. Mr. Simmons was a director of Investors Financial Corp. and Bainbridge National Bank from 1991 to 1998, when they were acquired by the Company. Mr. Simmons has been a member of the Company's Audit Committee since April 1, 2002. He was a member of the Company's Compensation Committee from 1998 until it was dissolved by the Board of Directors in 2001.

Incumbent Directors Terms Expiring at the 2006 Annual Meeting of Shareholders

JAMES L. DEWAR, JR.
Director since 1982
Age 61

Mr. Dewar has been the President of Dewar Properties, Inc. since 1982 and Dewar Realty, Inc. since 1978. He has been involved in real estate development, construction and management for the past 32 years. Mr. Dewar has been Chairman of the Board of Directors of the Company and the Bank since March 25, 2003 and a member of the Company's Loan Committee since 2000. Mr. Dewar has also been a director of the Bank since 1969. Mr. Dewar was a member of the Company's Executive Committee from 1982 until it was dissolved by the Board of Directors in 2001.

MICHAEL E. RICKETSON
Director since 2001
Age 54

Mr. Ricketson has served as President of the Company since July 1, 2001 and Chief Executive Officer of the Company and the Bank since January 1, 2002. He was Executive Vice President, Chief Financial Officer and Treasurer of the Company from February 1, 2000 to August 30, 2001. He was Chief Operating Officer of the Company from March 26, 2001 to January 1, 2002. Mr. Ricketson has been a member of the Company's Loan Committee since 2001 and a director of the Bank since September 26, 2001. Before joining the Company, Mr. Ricketson was Chief Financial Officer of Premier Bancshares, Inc. from June 1997 until its acquisition by BB&T Corporation in January of 2000.

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JOE P. SINGLETARY, JR.
Director since 1989
Age 66

Mr. Singletary has been an executive officer and an owner of Sing Bros., Inc., a gasoline and wholesale/retail company, since 1974 and Tripo, Inc., a similar business, since 1987. Mr. Singletary was a director of the Bank from 1989 until 1999 and was reelected as a director in 2001. He has been a member of the Company's Loan Committee since 1989 and was a member of its Compensation Committee from 1989 until it was dissolved by the Board of Directors in 2001.

WALTER W. CARROLL, II
Director since 1989
Age 56

Mr. Carroll has been Vice President of Business Development for the Bank since April 1, 2002 and a director of the Bank since 1989. Mr. Carroll worked as a commercial real estate agent from 1998 to 2002. He also served as an executive officer and an owner of Sunset Farm Foods, Inc. from 1971 to 1997. Mr. Carroll was a member of the Company's Audit Committee from 1989 until April 1, 2002. He was a member of the Company's Compensation Committee from 1989 until it was dissolved by the Board of Directors in 2001.

Incumbent Directors Terms Expiring at the 2005 Annual Meeting of Shareholders

MICHAEL H. GODWIN
Director since 2002
Age 45

Mr. Godwin has been the President and Chief Executive Officer of Ambling Companies, Inc., which develops, constructs, finances, and manages real estate communities, since 1996. Mr. Godwin is also a member of the Executive Committee of Ambling Companies, Inc. Mr. Godwin is a member of the Board of Directors for the National Housing & Rehabilitation Association and the National Multi-Housing Council. He is also a member of the Association of College and University Housing Officers-International, the National Home Builders Association, and the Georgia Affordable Housing Coalition. Mr. Godwin was a director of the Bank from 2000 to 2001 and was reelected as a director in 2002. Mr. Godwin has been a member of the Company's Loan Committee since January 2003. Mr. Godwin has been appointed to serve on the Company's newly formed Nominating and Governance Committee.

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R. BRADFORD BURNETTE
Director since 1982
Age 64

Mr. Burnette has been a director of the Bank from 1968 to 2000 and was reelected a director in 2001. Mr. Burnette was Chairman of the Board of Directors of the Company and the Bank from February 2000 to March 25, 2003. He was President and Chief Executive Officer of the Company from 1982 until 2001. Mr. Burnette was also the Chief Executive Officer of the Bank from 1990 to 1997, President from 1983 to 1990, and an Executive Vice President from 1968 to 1982. Mr. Burnette is also a director of Nexity Financial Corporation and the Federal Home Loan Bank of Atlanta.

KENNITH D. MCLEOD
Director since 1999
Age 57

Mr. McLeod has been a self-employed certified public accountant in Hazlehurst, Georgia since 1975. Mr. McLeod is also the principal owner and Chief Executive Officer of Hazlehurst, Main Street, Inc. and Medallion Investment Group, LLC, both of which are involved in commercial and industrial real estate ownership and management. He was elected a director of the Bank in 2001 and a director of Baxley Federal Bank in 1985 prior to its merger into the Bank on March 8, 2002. Mr. McLeod has been a member of the Company's Audit Committee since 2000 and was a member of its Executive Committee from 1999 until it was dissolved by the Board of Directors in 2001.

PAUL E. PARKER
Director since 1998
Age 55

Mr. Parker has been a director and the Vice President of Claxton Bakery, Inc., a family owned wholesale bakery, since 1970 and is Vice President of ADMP Enterprises, Inc., a commercial real estate management company. He has been a director of the Bank since 2001 and a director of Eagle Bank & Trust from its founding in 1990 until its merger into the Bank on January 11, 2002. Mr. Parker was Vice Chairman of the Board of Directors of Eagle Bank & Trust from 1990 to 1994 and from 1997 to the merger. Mr. Parker also was director and Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. from 1990 to 1998, when it was acquired by the Company. Mr. Parker has been a member of the Company's Audit Committee since 1998 and was a member of its Compensation Committee from 1998 until it was dissolved by the Board of Directors in 2001. Mr. Parker has been a director of The Claxton Bank since 1977 and a director of its holding company, Southern Bankshares, Inc., since 1998.

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There are no family relationships between any of the directors or executive officers of the Company or its subsidiaries, except for the following:

●	R. Bradford Burnette, a director of the Company, is the father-in-law of Jeff Hanson, the Valdosta/Lowndes County Market President of the Bank;

●	Paul E. Parker, a director of the Company, is the brother of W. Dale Parker, a member of the Statesboro Advisory Board of the Bank;

●	Joe P. Singletary, Jr., a director of the Company, is the father of Joe P. Singletary, III, a member of the Valdosta Advisory Board of the Bank; and

●	F. Ferrell Scruggs, Sr., a director of the Company, is the father of F. Ferrell Scruggs, Jr., a member of the Valdosta Advisory Board of the Bank.

OTHER MATTERS

At the time of the preparation of this Proxy Statement, the Company was not aware of any matters to be presented for action at the Annual Meeting other than the proposals referred to herein. If other matters are properly presented for action at the Annual Meeting, it is intended that the persons named as proxies will vote or refrain from voting in accordance with their best judgment on such matters.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

The business and affairs of the Company are under the direction of the Company's Board of Directors, which held 13 meetings during 2003. During 2003, the Board of Directors had two Standing Committees, the Audit Committee and the Loan Committee. The principal functions and the names of the directors currently serving as members of each of those committees are set forth below. The Board of Directors did not have a nominating or compensation committee in 2003. On March 30, 2004, the Company established a standing Nominating and Governance Committee.

Each of our directors attended at least 75% of all meetings of the full Board and of the Committees on which they served. All directors have served continuously since their first election. The Board of Directors has determined that the following directors, which constitute a majority of the Board (8), are independent in accordance with the rules of the American Stock Exchange ("AMEX") governing director independence: Michael H. Godwin, Bill J. Jones, James B. Lanier, Jr., Kennith D. McLeod, Paul E. Parker, F. Ferrell Scruggs, Sr., John M. Simmons, III, and Joe P. Singletary, Jr.

Thompson Kurrie, Jr., who had served as a director since 1989, resigned from the Board on January 28, 2003 to serve the Company and the Bank as outside legal counsel. On March 25, 2003, R. Bradford Burnette resigned as Chairman, and the Board of Directors elected James L. Dewar, Jr. to occupy this position.

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The Audit Committee is a separately-designated standing committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and operates pursuant to an Audit Committee Charter which is attached as an appendix to this Proxy Statement. The Audit Committee had seven meetings during the 2003 fiscal year and consists of five members. The Audit Committee reviews the scope and timing of the audit services of the Company's independent accountants and any other services such accountants are asked to perform. In addition, the Audit Committee reviews the independent accountants' report on the Company's financial statements and the Company's policies and procedures with respect to internal accounting and financial controls. The five members of the Audit Committee during 2003 were Bill J. Jones, James B. Lanier, Jr., Kennith D. McLeod, Paul E. Parker and John M. Simmons, III, all of which the Board of Directors has determined to be independent in accordance with applicable AMEX and Securities and Exchange Commission ("SEC") requirements. The Company's Board of Directors has determined that Kennith D. McLeod is an audit committee financial expert under the Exchange Act and is independent pursuant to Section 121A of the AMEX listing standards.

The Loan Committee consists of seven director members and one non-director member and had 32 meetings during the 2003 fiscal year. The Loan Committee reviews and approves all loan relationships over $2,000,000. The members of the Loan Committee in 2003 were R. Bradford Burnette, Walter W. Carroll, II, James L. Dewar, Jr., Michael H. Godwin, Michael E. Ricketson, F. Ferrell Scruggs, Sr., Joe P. Singletary, Jr., and non-director member M. Burke Welsh, Jr., Senior Executive Vice President of the Company and President of the Bank.

The Nominating and Governance Committee consists of three members and will assist the Board of Directors in identifying qualified director candidates and developing and monitoring the Company's corporate governance policies. The Nominating and Governance Committee operates under a written charter, a copy of which is available on the Company's website at www.pabbankshares.com. The Nominating and Governance Committee was recently established and therefore did not hold any meetings during fiscal year 2003. Due to its recent formation, the committee has not yet taken any formal actions. The Board of Directors expects that in the coming year the Nominating and Governance Committee will consider important aspects of the director nomination process, including those regarding qualifications for service on the Board of Directors, the committee's identification and evaluation of potential director nominees and the consideration of director nominees recommended by the shareholders. The current members of the Nominating and Governance Committee are F. Ferrell Scruggs, Sr. (chairman), Michael H. Godwin, and Bill J. Jones.

Security holders may send communications directly to the Board of Directors by mailing their remarks to the following address:

James L. Dewar, Jr., Chairman
The Board of Directors
PAB Bankshares, Inc.
P.O. Box 1124
Valdosta, GA 31603

The Board of Directors does not require the attendance of its members at the Annual Meeting. Nonetheless, all directors attended last year's Annual Meeting.

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EXECUTIVE OFFICERS

The executive officers of the Company have entered into employment agreements with the Company as described in the section "Employment Agreements." The following sets forth certain information with respect to the executive officers of the Company.

MICHAEL E. RICKETSON
President and Chief Executive Officer
Age 54

Mr. Ricketson has been a director of the Company and a member of its Loan Committee since 2001. Mr. Ricketson has also been a director of the Bank since September 26, 2001. Mr. Ricketson was elected President of the Company on July 1, 2001 and Chief Executive Officer of the Company and the Bank on January 1, 2002. He was Executive Vice President, Chief Financial Officer and Treasurer of the Company from February 1, 2000 to August 30, 2001. He was also Chief Operating Officer of the Company from March 26, 2001 to January 1, 2002. Before joining the Company, Mr. Ricketson was Chief Financial Officer of Premier Bancshares, Inc. from June 1997 until its acquisition by BB&T Corporation in January of 2000.

M. BURKE WELSH, JR.
Senior Executive Vice President of the Company and President of the Bank
Age 57

In March 2003, Mr. Welsh was elected Senior Executive Vice President of the Company and in October 2003 he was elected President of the Bank. Mr. Welsh was Executive Vice President of the Company from August 30, 2001 to March 2003 and was Valdosta Market President of the Bank from April 1, 2002 to October 2003. Previously, Mr. Welsh was Chief Credit Officer of the Company and the Bank from August 30, 2001 to April 1, 2002 and Senior Vice President of the Bank from August 9, 2000 to August 30, 2001. Before joining the Company, Mr. Welsh was employed by Central & Southern Bank and its successor, Premier Bancshares, Inc., from 1992 until its acquisition by BB&T Corporation in January of 2000, where he last served as the Henry County Market Executive for BB&T Corporation until August 2000.

R. WESLEY FULLER
Executive Vice President and Director of Operations
Age 43

Mr. Fuller has served as Executive Vice President and Director of Operations of the Company and the Bank since August 1, 2002. Previously, Mr. Fuller was Senior Vice President and Director of Operations from January 1, 2002, and Vice President of the Bank from October 8, 2001. Before joining the Company, Mr. Fuller was employed by Futurus Financial Services, Inc. and Futurus Bank, N.A. as Executive Vice President and Chief Financial Officer from 2000 to 2001 and by Premier Bancshares, Inc. as Executive Vice President of Operations from 1997 until 2000.

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DONALD J. TORBERT, JR.
Executive Vice President and Chief Financial Officer
Age 31

Mr. Torbert is a certified public accountant and was elected Executive Vice President of the Company and the Bank on August 26, 2003. Mr. Torbert was elected Chief Financial Officer and Treasurer of the Company and the Bank on August 30, 2001. Previously, Mr. Torbert was Senior Vice President from August 30, 2001 to August 26, 2003 and was Vice President and Controller of the Company from May 8, 2000 to August 30, 2001. Prior to joining the Company, Mr. Torbert was employed with Mauldin & Jenkins, LLC from 1994 to 2000, where he last served as an audit manager for the firm.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors, which during fiscal 2003 consisted entirely of directors who meet the independence requirements of Section 121A of the AMEX listing standards and Rule 10A-3 of the Exchange Act, has furnished the report set forth below.

Management is responsible for the Company's internal controls, financial reporting process, preparation of financial statements and compliance with laws and regulations and ethical business standards. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue an opinion as to the audited financial statements conformity to generally accepted accounting principles. The Audit Committee's responsibility is to monitor and oversee these processes.

Within this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Company's independent accountants also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

Based upon the Audit Committee's discussions with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, filed with the SEC.

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The foregoing report has been furnished by the Audit Committee of the Board of Directors.

Bill J. Jones, Chairman
James B. Lanier, Jr.
Kennith D. McLeod
Paul E. Parker
John M. Simmons, III

The foregoing report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the report by reference in any such document.

INDEPENDENT AUDITORS

Our Audit Committee selected Mauldin & Jenkins, LLC ("Mauldin & Jenkins") as independent auditors for the fiscal year ending December 31, 2003. We have been advised that a representative of Mauldin & Jenkins will be present at the Annual Meeting, be given an opportunity to speak, and be available to answer appropriate questions. The Audit Committee has not yet selected an independent accounting firm for the 2004 fiscal year and is currently undertaking to make such a selection, focusing on the available options, including a cost analysis thereof. Approval of our independent auditors is not a matter required to be submitted to our shareholders.

Audit Fees

Mauldin & Jenkins audited the consolidated financial statements of the Company for the 2003 fiscal year. The aggregate fees billed and to be billed by Mauldin & Jenkins for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2003 and the reviews of the financial statements included in the Company's Forms 10-Q for such fiscal year were $108,000. The aggregate fees billed by Mauldin & Jenkins for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2002 and the reviews of the financial statements included in the Company's Forms 10-Q for such fiscal year were $87,750.

Audit-Related Fees

The aggregate fees, other than those disclosed under the caption Audit Fees above, billed and to be billed by Mauldin & Jenkins for assurance and related services reasonably related to the performance of the audit or review of the financial statements were $30,000 for fiscal year 2003 and $26,850 for fiscal year 2002. Audit-related services are principally fees paid in connection with reviews of interest rate risk, information technology, internal controls and compliance.

Tax Fees

The aggregate fees billed and to be billed by Mauldin & Jenkins for professional services rendered for tax compliance, tax advice, and tax planning were $14,000 for fiscal year 2003 and $13,900 for fiscal year 2002. Such fees were principally paid for tax compliance services performed by Mauldin & Jenkins.

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All Other Fees

There were no fees billed by Mauldin & Jenkins for professional services rendered other than as stated under the captions Audit Fees, Audit-Related Fees, and Tax Fees above for fiscal year 2003 and for fiscal year 2002.

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms) to be performed for the Company by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which should be approved by the Audit Committee prior to the completion of the audit. The Audit Committee approved 100% of the services performed by Mauldin & Jenkins in 2003 other than the services underlying the Audit Fees disclosed above.

EXECUTIVE COMPENSATION

Report of the Board of Directors on Executive Compensation

In accordance with rules of the SEC, the Board of Directors of the Company is providing the following report regarding compensation policies for the Company's Chief Executive Officer and other executive officers with respect to compensation paid to such persons during the last fiscal year. As of June 26, 2001, the Board of Directors suspended the Compensation Committee's duties and undertook the committee's responsibilities directly. The full Board of Directors now makes all compensation decisions except as noted herein.

The Board of Directors establishes the salary, bonus and other compensation of the Chief Executive Officer. When the Board of Directors considers matters relating to the compensation of the Chief Executive Officer, the Chief Executive Officer is excluded from the meeting. In formulating its policy and decisions, in fiscal year 2000, the Board of Directors engaged the services of Matthews, Young and Associates, Inc. ("Matthews, Young"), a management consulting firm. The Board of Directors continued to rely on this report in formulating decisions for fiscal year 2003. The Board of Directors endeavors to provide a competitive compensation package that enables the Company to attract and retain key executives. Further, the Board of Directors strives to integrate its compensation programs with the Company's annual and long-term business strategies and objectives and focus executive actions on the fulfillment of those objectives.

The Company's executive compensation program generally consists of base salary, annual incentive compensation and long-term equity incentives in the form of stock options. With respect to the base salary of the Company's executive officers, the Board of Directors utilizes a report prepared by Matthews, Young and selects a salary based on a combination of grade and salary level set forth in the report. Base salaries are not based on the performance of the Company, but are rather intended to be commensurate with salaries paid to similarly situated executive officers. With respect to the base salaries of the executive officers of the Bank, the Board of Directors employs a similar methodology.

In order to align the interests of management more closely with the interests of the shareholders of the Company, the Board of Directors also employs performance based measures in the form of both short-term and long-term incentive compensation awards. The Board of Directors utilizes an annual incentive award in the form of a cash bonus for the Chief Executive Officer of the Company. The maximum amount of this bonus, as a percentage of base salary, is determined by reference to a selected grade in the Matthews, Young report. The actual amount of the bonus is calculated as a percentage of base salary, which percentage depends upon the attainment of certain financial goals set by the Board of Directors.

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The executive officers of the Bank, on the other hand, receive annual incentive bonuses which are based in part on the recommendation of the Company's Chief Executive Officer and are not tied to the performance of the Company, but rather to the return on assets, return on equity, growth of assets, and net income of the Bank.

Finally, the Company has implemented a program of long-term incentives through the grant of stock options exercisable for shares of the Company's common stock. Stock options are awarded by the Company's Board of Directors after taking into account various factors, including the achievement of performance goals set by the Board of Directors and the need to retain individuals who will perform valuable services to the Company.

As of February 1, 2000, the Company entered into an employment agreement with Michael E. Ricketson, who was then Chief Financial Officer of the Company but who was elected Chief Executive Officer as of January 1, 2002. On January 1, 2003, Mr. Ricketson executed a new employment agreement that is similar to his February 1, 2000 agreement, except for increases in compensation. Mr. Ricketson's base salary in 2003 was $240,000. This salary was determined to be appropriate based on the Matthews, Young report and reflects the same combination of considerations described above. In January 2004, Mr. Ricketson was paid an incentive bonus for the fiscal year 2003 of $91,200. Mr. Ricketson was granted no options during 2003.

The Board of Directors considered the salaries and bonuses of all of the executive officers of the Company and the Bank to be commensurate with those paid to similarly positioned executives in similar companies. Information on salaries for comparable executives is provided by Matthews, Young in the form of grades, annual base salary and incentive awards.

The Board of Directors believes that its mix of market-based salaries, variable incentives for both long-term and short-term performance and the potential for equity ownership in the Company represents a balance that will motivate the management team to produce favorable returns. The Board of Directors further believes this program strikes an appropriate balance between the interests and needs of the Company in operating its business and appropriate rewards based on shareholder value.

The foregoing report has been furnished by the Board of Directors.

R. Bradford Burnette	Bill J. Jones	F. Ferrell Scruggs, Sr.
Walter W. Carroll, II	James B. Lanier, Jr.	John M. Simmons, III
James L. Dewar, Jr.	Kennith D. McLeod	Joe P. Singletary, Jr.
Michael H. Godwin	Paul E. Parker

(As stated above, Michael E. Ricketson abstains from deliberations and votes regarding his compensation.)

13

Summary Compensation Table

The following table sets forth a summary of compensation paid to or accrued on behalf of the Chief Executive Officer and the other executive officers of the Company whose aggregate compensation exceeded $100,000 for services rendered during the 2003 fiscal year.

			Annual Compensation			Long Term Compensation Awards

Name and Principal Position	Fiscal Year		Salary ($)	Bonus ($)	Other ($)(1)	Securities Underlying Options (#)	All Other Compensation ($)(2)

Michael E. Ricketson	2003		240,000	91,200	6,600	-0-	18,102	(3)
President and	2002		240,000	96,000	7,150	23,000	17,491
Chief Executive Officer	2001		177,500	-0-	2,200	27,455	12,088

M. Burke Welsh, Jr.	2003		165,938	72,000	-0-	-0-	18,102	(4)
Senior Executive	2002		161,250	65,000	-0-	16,000	12,722
Vice President of the	2001		123,333	35,000	-0-	20,045	4,288
Company and President
of the Bank

R. Wesley Fuller	2003		120,000	40,000	-0-	-0-	14,582	(6)
Executive Vice President	2002		93,750	73,500	-0-	13,000	9,591
and Director of Operations	2001	(5)	18,750	12,500	-0-	3,000	207

Donald J. Torbert, Jr.	2003		110,231	40,000	-0-	-0-	13,320	(7)
Executive Vice President,	2002		100,100	30,000	-0-	6,000	10,969
Chief Financial Officer,	2001		88,000	9,000	-0-	11,841	3,932
and Treasurer
_______________
(1)
The reported amount consists of director's fees. Compensation does not include any perquisites and other personal benefits which may be derived from business-related expenditures that in the aggregate do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such person.

(2)
The reported amount consists of the Company's or the Bank's contribution to a Profit Sharing Plan, a Section 401(k) Plan, and an Employee and Director Stock Purchase Program (the "SPP") and life insurance premiums paid by the Company for all executives named.

(3)
The reported amount consists of a $7,000 contribution to a Profit Sharing Plan, a $9,000 contribution to a 401(k) Plan, a $1,000 contribution to the SPP, and $1,102 in life insurance premiums paid by the Company.

(4)
The reported amount consists of a $7,000 contribution to a Profit Sharing Plan, a $9,000 contribution to a 401(k) Plan, a $1,000 contribution to the SPP, and $1,102 in life insurance premiums paid by the Company.

(5)	The amounts reported for Mr. Fuller for 2001 reflect the period from October, when he joined the Company, to the end of the year.
(6)
The reported amount consists of a $5,460 contribution to a Profit Sharing Plan, a $7,020 contribution to a 401(k) Plan, a $1,000 contribution to the SPP, and $1,102 in life insurance premiums paid by the Company.

(7)
The reported amount consists of a $4,908 contribution to a Profit Sharing Plan, a $6,310 contribution to a 401(k) Plan, a $1,000 contribution to the SPP, and $1,102 in life insurance premiums by the Company.

14

Option Grants

No option grants were made by the Company to any executive officers during fiscal year 2003.

Option Exercise and Fiscal Year-End Option Value Table

The following table sets forth certain information regarding the exercise of stock options during the 2003 fiscal year by the persons named in the Summary Compensation Table and the value of options held by such persons at the end of such fiscal year.

Aggregate Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values
Individual Grants

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#) Exerciseable/Unexerciseable			Value of Unexercised In-the-Money Optionsat FY-End ($)(1) Exerciseable/Unexerciseable

Michael E. Ricketson	11,491	151,084	5,291	/	35,673	22,131	/	232,059

M. Burke Welsh, Jr.	3,200	49,280	9,818	/	26,027	47,760	/	165,089

R. Wesley Fuller	-0-	-0-	3,800	/	12,200	26,072	/	90,068

Donald J. Torbert, Jr.	-0-	-0-	5,937	/	11,904	33,543	/	73,828

_______________
(1)
In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair market value of the underlying common stock. For purposes of this table, per-share fair market value is deemed to be $15.54, the closing price for the common stock on December 31, 2003.

Director Compensation

The directors of the Company are paid director's fees of $550 per meeting of the full Board of Directors and $300 per committee meeting.

Employment Agreements

Michael E. Ricketson. As of February 1, 2000, the Company entered into an employment agreement with Michael E. Ricketson. The Company renewed its employment agreement with Mr. Ricketson on January 1, 2003. Under this agreement, Mr. Ricketson's base salary is subject to normal annual increases and bonuses as shall be determined by the Company's Board of Directors from time to time. Mr. Ricketson's base salary in 2003 was $240,000. In the event Mr. Ricketson's employment is terminated (i) by the Company other than for "cause" (such as a material breach of the employment agreement, gross negligence, or willful misconduct), (ii) by Mr. Ricketson for "good reason" (such as a material change in his status, office, title, or reporting requirements or a reduction in compensation), or (iii) due to the Company's breach of the employment agreement, Mr. Ricketson will be entitled to receive 300% of his base salary over a term of 36 months. If the agreement is terminated by Mr. Ricketson for any reason other than good reason, he will be entitled to receive 60% of his base salary over a term of 12 months.

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In the event of a change in control of the Company followed by a (i) reduction in Mr. Ricketson's compensation, (ii) material change in Mr. Ricketson's status, office, title, or reporting requirements, (iii) failure by the Company to increase Mr. Ricketson's salary in accordance with established procedure, or (iv) required relocation by Mr. Ricketson of more than 50 miles from the Company's main office, Mr. Ricketson will be entitled to receive severance benefits in a lump sum cash amount equal to 2 and 11/12 times his total annual compensation for the fiscal year in which his compensation was highest.

Mr. Ricketson's employment agreement restricts Mr. Ricketson from, among other things, (i) disclosing confidential information, (ii) competing with the Company or the Bank within the state of Georgia for 12 months following termination, and (iii) employing any former employee of the Company or the Bank for 12 months following the employee's termination.

M. Burke Welsh, Jr. As of January 1, 2003, the Bank entered into an employment agreement with M. Burke Welsh, Jr. Mr. Welsh was elected Senior Executive Vice President of the Company and President of the Bank. Mr. Welsh's base salary in 2003 was $165,938. The remainder of Mr. Welsh's agreement, other than the provisions relating to termination and the amount of severance compensation and the territorial restrictions on the employee after termination, is substantially similar to the Company's agreement with Mr. Ricketson described above.

R. Wesley Fuller. As of January 1, 2003, the Bank entered into an employment agreement with R. Wesley Fuller. Mr. Fuller was elected Executive Vice President and Director of Operations of the Company and the Bank. Under the employment agreement, Mr. Fuller's initial annual base salary is $120,000. Mr. Fuller's base salary in 2003 was $120,000. The remainder of Mr. Fuller's agreement, other than the provisions relating to termination and the amount of severance compensation and the territorial restrictions on the employee after termination, is substantially similar to the Company's agreement with Mr. Ricketson described above.

Donald J. Torbert, Jr. As of January 1, 2003, the Bank entered into an employment agreement with Donald J. Torbert, Jr. Mr. Torbert was elected as Senior Vice President, Chief Financial Officer, and Treasurer of the Company and the Bank. Under the employment agreement, Mr. Torbert's initial annual base salary is $106,106. Mr. Torbert's base salary in 2003 was $110,231. On August 26, 2003, Mr. Torbert was elected Executive Vice President. Mr. Torbert's employment agreement was amended on August 26, 2003 to reflect his change in position from Senior Vice President to Executive Vice President and to modify provisions relating to termination and change in control. The remainder of Mr. Torbert's agreement, other than the provisions relating to termination and the amount of severance compensation and the territorial restrictions on the employee after termination, is substantially similar to the Company's agreement with Mr. Ricketson described above.

Stock Option Plans

1994 Stock Option Plan

On April 18, 1994, the Company's shareholders approved the 1994 Employee Stock Option Plan (the "1994 Plan"), which provides for the grant of options to purchase shares of the Company's common stock to the employees of the Company. The 1994 Plan serves as an employee incentive and encourages the continued employment of key personnel by facilitating their purchase of an equity interest in the Company. The 1994 Plan is administered by the Board of Directors of the Company, which has the authority to select recipients, designate the number of shares to be covered by each option, and, subject to certain restrictions, specify the terms of the options.

16

The 1994 Plan provides for the granting of both "incentive stock options" and "nonqualified stock options." The exercise price for each incentive stock option granted under the 1994 Plan shall in no event be less than 100% of the fair market value of the Company's common stock on the date of grant and no stock option shall be exercisable after the expiration of ten years from the date of grant. The 1994 Plan covers 400,000 shares of the Company's common stock, which may be authorized for issuance and delivery by the exercise of options granted thereunder. The Company did not grant options to acquire any shares under the 1994 Plan in fiscal year 2003. As of March 1, 2004, there were 14,867 shares of the Company's common stock remaining available for grants under the 1994 Plan.

1999 Stock Option Plan

On April 26, 1999, the Company's shareholders approved the 1999 Stock Option Plan (the "1999 Plan"), which provides for the grant of options to purchase shares of the Company's common stock to the Company's and its affiliates' directors, employees, consultants and advisors. The purposes of the 1999 Plan are to maximize the long-term success of the Company, to ensure a balanced emphasis on both current and long-term performance, to enhance participants' identification with shareholders' interests, and to facilitate the attraction and retention of key individuals with outstanding abilities. The 1999 Plan is administered by the Board of Directors of the Company, which has the authority to select recipients, designate the number of shares to be covered by each option, and, subject to certain restrictions, specify the terms of the options.

Like the 1994 Plan, the 1999 Plan provides for the granting of both "incentive stock options" and "nonqualified stock options." The exercise price for each incentive stock option granted under the 1999 Plan shall in no event be less than 100% of the fair market value of the Company's common stock on the date of grant and no stock option shall be exercisable after the expiration of ten years from the date of grant. The 1999 Plan covers 600,000 shares of common stock, which may be authorized for issuance and delivery by the exercise of options granted thereunder. The Company granted options to acquire an aggregate of 28,500 shares to 12 directors and employees under the 1999 Plan in fiscal year 2003. As of March 1, 2004, there were 158,116 shares of the Company's common stock remaining available for grants under the 1999 Plan.

Employee and Director Stock Purchase Program

Effective July 1, 2002, the Board of Directors adopted the SPP, as defined on page 14. The Bank, serving as the SPP custodian, uses funds contributed from employees and directors, matched by the Company at a rate of 50%, to purchase shares of the Company's common stock. Each employee of the Company or the Bank is eligible to participate in the SPP the first calendar month that follows 30 days of continuous employment. A director, including an advisory director, is eligible to participate in the SPP the first calendar month that follows the director's election or appointment as a director. Employees may contribute up to the lesser of $2,000 or 10% of their annual compensation and directors may contribute up to $2,000, per participant, per year. A participant may request a distribution of his or her entire account at any time. A participant's participation in the SPP terminates immediately upon termination of employment or director status.

The SPP is administered by a committee appointed by the Board of Directors. The committee has the power to interpret the SPP and to establish, amend and revoke rules relating to the administration of the SPP. However, no amendment or termination may diminish a participant's right to the benefit of his or her own contributions and the employer matched contributions. The Company may amend or terminate the SPP or suspend employer match contributions at any time.

17

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's officers and directors, and persons who own 10% or more of the registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and 10% or more shareholders are required by regulations of the SEC to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company during fiscal year 2003, all directors, officers and 10% shareholders complied with all Section 16(a) filing requirements.

18

SHAREHOLDER RETURN PERFORMANCE GRAPH

The following graph compares the Company's yearly percentage change in cumulative, five-year shareholder return with the Nasdaq - Total US Market Index and the SNL Southeast Bank Index. We have determined that the SNL Southeast Bank Index provides a more appropriate and accurate comparison with our industry peers than the PAB Bank Peer Index, which we have used in previous years. We included both indices in the Company's 2003 proxy statement in order to segue smoothly from one index to another. We have now completed the transition and provide solely the SNL Southeast Bank Index as a frame of reference for the performance of the Company's stock in relation to the stock of its peers. The graph assumes that the value of the investment in the Company's common stock and in each index was $100 on December 31, 1998 and that all dividends were reinvested. The change in cumulative total return is measured by dividing (i) the sum of (a) the cumulative amount of dividends for the period, and (b) the change in share price between the beginning and the end of the period, by (ii) the share price at the beginning of the period.

	Period Ending

Index	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

PAB Bankshares, Inc.	100.00	73.41	53.87	59.97	49.10	95.50
NASDAQ - Total US(1)	100.00	185.95	113.19	89.65	61.67	92.90
SNL Southeast Bank Index(2)	100.00	78.69	79.01	98.44	108.74	136.55

(1) Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2003. Used with permission. All rights reserved. crsp.com.
(2) The SNL Southeast Bank Index is a compilation of the total shareholder return of all publicly-traded bank holding companies headquartered in the Southeastern United States.

19

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the shares of the Company's common stock owned as of February 29, 2004, (i) by each person who beneficially owned more than 5% of the shares of the Company's common stock, (ii) by each of the Company's directors and executive officers named in the Summary Compensation Table, and (iii) by all of the Company's directors and executive officers as a group.

Name of Beneficial Owner(1)	Number of Shares		Percentage Ownership(2)

R. Bradford Burnette	268,446	(3)	2.68
Walter W. Carroll, II	88,943	(4)	*
Dewar Family, L.P.	1,117,026	(5)	11.16
P. O. Box 2985
Valdosta, Georgia 31604
James L. Dewar, Jr.	1,470,587	(6)	14.69
James L. Dewar, Sr.	1,118,926	(7)	11.18
R. Wesley Fuller	8,879	(8)	*
Michael H. Godwin	730	(9)	*
Bill J. Jones	161,305	(10)	1.61
James B. Lanier, Jr.	21,746	(11)	*
Kennith D. McLeod	71,649	(12)	*
Paul E. Parker	33,687	(13)	*
Michael E. Ricketson	41,057	(14)	*
F. Ferrell Scruggs, Sr.	89,439	(15)	*
John M. Simmons, III	99,514	(16)	*
Joe P. Singletary, Jr.	122,194	(17)	1.22
Donald J. Torbert, Jr.	8,547	(18)	*
M. Burke Welsh, Jr.	14,611	(19)	*
All directors and executive officers as a group (16 persons)	2,499,434		24.97
___________________
*Less than 1%.

20

(1)
Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities owned by such person's spouse, children or relatives living in the same household. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any securities that such person has the right to acquire beneficial ownership of within 60 days. For purposes of this table, we have not required that an option have an exercise price lower than the price of our common stock as of February 29, 2004 ($15.03) in order to qualify as a right to acquire the underlying stock into which it converts. Unless otherwise indicated, the persons named in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them. The information as to beneficial ownership has been provided by the respective persons listed in the above table.

(2)
Based on 10,007,758 shares outstanding as of February 29, 2004. Shares underlying outstanding stock options or warrants which are exercisable within 60 days of such date are deemed to be outstanding for purposes of calculating the percentage owned by such holder.

(3)
Includes 5,762 shares held by Mr. Burnette's wife and 5,853 shares held for Mr. Burnette's minor grandchildren by Mr. Burnette's wife as custodian. Mr. Burnette disclaims beneficial ownership of those shares held by his wife. Also includes 87,000 options exercisable within 60 days.

(4)	Includes 1,148 shares held by Mr. Carroll's wife, of which shares Mr. Carroll disclaims beneficial ownership. Also includes 14,400 options exercisable within 60 days.
(5)	The Dewar Family, L.P. is a limited partnership with Mr. Dewar, Sr., its limited partner, and Mr. Dewar, Jr., its general partner.
(6)
Includes 1,117,026 shares owned by the Dewar Family, L.P. Mr. Dewar, Jr. is a general partner of the Dewar Family, L.P. and possesses shared investment power as to all of the shares, the sole power to vote 563,354 of the shares, and shared power to vote 553,672 of the shares owned the limited partnership. Also includes 14,000 options exercisable within 60 days and 2,858 shares held by Mr. Dewar, Jr.'s wife. Includes 1,000 shares held by Mr. Dewar, Jr.'s mother and 900 shares held by Mr. Dewar, Jr.'s father, Mr. Dewar, Sr., for which Mr. Dewar, Jr. possesses a power of attorney to vote and dispose of the shares. Mr. Dewar, Jr. disclaims beneficial ownership of the shares held by his wife, his mother, and his father. Mr. Dewar, Jr.'s mailing address is P. O. Box 2295, Valdosta, Georgia 31604.

(7)
Includes 1,117,026 shares owned by the Dewar Family, L.P., a family trust. Mr. Dewar, Sr. is a limited partner of the Dewar Family, L.P. and possesses shared investment power as to all shares owned by the limited partnership and shared power to vote 553,672 of the shares owned by the limited partnership. Includes 1,000 shares owned by his wife, of which he disclaims beneficial ownership. The mailing address of Mr. Dewar, Sr. is P. O. Box 2985, Valdosta, Georgia 31604.

(8)	Includes 3,800 options exercisable within 60 days.
(9)	Includes 400 options exercisable within 60 days.
(10)	Includes 66,334 shares held by Mr. Jones' minor grandchildren, over which shares Mr. Jones has custodial power. Also includes 8,000 options exercisable within 60 days.
(11)	Includes 6,000 options exercisable within 60 days.
(12)	Includes 13,334 shares held by Mr. McLeod's wife of which shares Mr. McLeod disclaims beneficial ownership. Also includes 4,000 options exercisable within 60 days.
(13)	Includes 6,000 options exercisable within 60 days.
(14)	Includes 7,091 options exercisable within 60 days.
(15)
Includes 16,117 shares held by Mr. Scruggs' wife, of which shares Mr. Scruggs disclaims beneficial ownership and 14,332 shares held by a family limited partnership. Also includes 14,000 options exercisable within 60 days.

(16)	Includes 61,133 shares held by Mr. Simmons' wife, of which shares Mr. Simmons disclaims beneficial ownership. Also includes 8,000 options exercisable within 60 days.
(17)
Includes 16,216 shares held by Mr. Singletary's wife, of which shares Mr. Singletary disclaims beneficial ownership. Includes 7,307 shares owned by Sing Bros., Inc., of which Mr. Singletary is the President, and 2,941 shares owned by Tripo, Inc., of which Mr. Singletary is also the President. Also includes 14,000 options exercisable within 60 days .

(18)	Includes 6,237 options exercisable within 60 days.
(19)	Includes 9,818 options exercisable within 60 days.

21

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain of the officers, directors and shareholders of the Company named in this Proxy Statement and the Bank, and affiliates of such persons, have from time to time engaged in banking transactions with the Bank. Such persons are expected to continue these transactions in the future. Any loans or other extensions of credit made by the Bank to such individuals were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated third parties and did not involve more than the normal risk of collectibility or present other unfavorable features. At December 31, 2003, loans to officers, directors, and shareholders of the Company named in this Proxy Statement and the Bank amounted to an aggregate of $7,758,735.

SHAREHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR'S
PROXY STATEMENT

Proposals of shareholders intended to be presented at the Company's 2005 Annual Meeting of Shareholders must be received at the Company's principal executive offices by December 17, 2004 in order to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting.

OTHER SHAREHOLDER PROPOSALS FOR PRESENTATION
AT NEXT YEAR'S ANNUAL MEETING

For any proposal that is not submitted for inclusion in next year's proxy statement, but is instead sought to be presented directly at the 2005 Annual Meeting of Shareholders, management will be able to vote proxies in its discretion if the Company: (i) receives notice of the proposal before the close of business on March 2, 2005, and advises shareholders in the 2005 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (ii) does not receive notice of the proposal prior to the close of business on March 2, 2005. Notices of intention to present proposals at the 2005 Annual Meeting of Shareholders should be addressed to Denise McKenzie, Secretary, PAB Bankshares, Inc., P.O. Box 3460, Valdosta, Georgia 31604-3460.

ANNUAL REPORTS

Copies of the Company's 2003 Annual Report to Shareholders and Annual Report on Form 10-K, which includes the Company's financial statements for the year ended December 31, 2003, are being mailed to all shareholders together with this Proxy Statement.

22

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE

PAB BANKSHARES, INC.

AUDIT COMMITTEE CHARTER

The Board of Directors of PAB Bankshares, Inc. (the “Company”) and the members of the Audit Committee of the Board of Directors adopt the following:

Audit Committee Authority and Responsibilities:

The Audit Committee shall perform the duties assigned to it by Section 4.2 of the Company's Bylaws and by the Board of Directors.

The Audit Committee shall have the sole authority to appoint or replace the independent auditors (subject to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which should be approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors.

The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board of Directors. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval.

The Audit Committee shall annually review the Audit Committee's own performance.

A-1

The Audit Committee, to the extent it deems necessary or appropriate, shall:

As to Financial Statement and Disclosure Matters:

1.     Review and discuss with management and the independent auditors the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board of Directors whether the audited financial statements should be included in the Company's Form 10-K.

2.     Review and, where appropriate, discuss with management and the independent auditors the Company's quarterly financial statements prior to the filing of its Form 10-Q.

3.     Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4.   Review and discuss reports from the independent auditors on:

a.     All critical accounting policies and practices to be used.
b.     All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors.
c.     Other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

5.     Review, and where appropriate, discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

2

6.     Discuss with management and the independent auditors the effect of applicable regulations and accounting profession initiatives on the Company's financial statements. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

7.     Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

8.     Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

As to Oversight of the Company's Relationship with the Independent Auditors:

1.     Review and evaluate the lead partner of the independent auditors team.

2.     Obtain and review a report from the independent auditors at least annually regarding (a) the independent auditors' internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditors and the Company and its employees and directors. Evaluate the qualifications, performance and independence of the independent auditors, including considering whether the auditors' quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditors' independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditors to the Board.

3.     Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

3

4.     Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditors who participated in any capacity in the audit of the Company.

5.     Discuss with the independent auditors matters of audit quality and consistency and any significant auditing or accounting issues presented by the audit engagement on which the audit team has consulted with their national office.

As to Oversight of the Company's Internal Audit Function:

1.     Review the appointment and replacement of the senior internal auditing executive.

2.     Review the significant issues raised in reports to management prepared by the internal auditing department and management's responses.

3.     Review at least annually the internal audit department and its mission, responsibilities, independence, budget and staffing and any recommended changes in the planned scope of the internal audit.

As to Compliance Oversight Responsibilities:

1.     Obtain from the independent auditors assurance that Section 10A(b) of the Exchange Act has not been implicated. Section 10A(b) relates to illegal acts that have come to the attention of the independent auditors during the course of the audit.

2.     Obtain reports from management, the Company's senior internal auditing executive and the independent auditors concerning whether the Company and its subsidiary entities are in conformity with applicable legal requirements and the Company's Code of Conduct. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

3.     Establish and implement procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

4.     Discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

5.     Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

4

Limitation of Audit Committee's Role:

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

The Charter of the Audit Committee was amended, restated and readopted in full by the Audit Committee and the Board of Directors on November 25, 2003 and December 22, 2003, respectively, during regularly scheduled meetings during which a quorum was present and voting.

This the 27th day of January, 2004.

/s/ Bill J. Jones

Bill J. Jones, Chairman, Audit
Committee, PAB Bankshares, Inc.

/s/ Denise G. McKenzie

Denise G. McKenzie, Secretary,
PAB Bankshares, Inc.

5

PAB BANKSHARES, INC.
PROXY FOR 2004 ANNUAL MEETING OF SHAREHOLDERS

This Proxy Is Solicited on Behalf of the Board of Directors of PAB Bankshares, Inc.

The undersigned shareholder hereby appoints D. Jay Torbert, Jr. and M. Burke Welsh, Jr., and each or either one of them with full power of substitution, as Proxies to represent and to vote, as designated below, all of the shares of common stock of PAB Bankshares, Inc. (the "Company") held of record by the undersigned on April 5, 2004, at the Annual Meeting of Shareholders (the "2004 Annual Meeting") to be held at the Company's offices, 3250 North Valdosta Road, Valdosta, Georgia, 31602, on Tuesday, May 25, 2004, at 10:00 a.m., local time, or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS YOU VOTE "FOR" THE FOLLOWING PROPOSAL:

1.
The proposal to reelect the following individuals (the "Nominees") to serve as members of the Company's Board of Directors until the time specified and until their successors are duly elected and qualified: Bill J. Jones, James B. Lanier, Jr., F. Ferrell Scruggs, Sr., and John M. Simmons, III to serve as members of the Company's Board of Directors until the 2007 Annual Meeting of Shareholders of the Company.

	Nominees:	Bill J. Jones, James B. Lanier, Jr., F. Ferrell Scruggs, Sr., and John M. Simmons, III.

	☐	FOR all Nominees listed above (except as marked to the contrary below)	☐	Withhold authority to vote for all Nominees listed above

Instructions: To withhold authority to vote for any individual Nominee, write that Nominee's name in the following space provided:

2.	In their discretion, the Proxies are authorized to vote upon such of the matters as may properly come before the 2004 Annual Meeting or any adjournment or postponement thereof.

This Proxy revokes all prior proxies with respect to the 2004 Annual Meeting and may be revoked prior to its exercise. No proposal is conditioned on or related to any other proposal.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1 AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE FIRST MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

DATED:

Signature

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE

Signature (if held jointly)

NOTE: If stock is held in the name of two or more persons, all must sign. When signing as attorney, trustee, administrator, executor or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer.